UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2012

CHESAPEAKE LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 972-4140

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed on August 21, 2012, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

W Chicago – Lakeshore

Independent Auditors’ Report

Balance Sheets as of June 30, 2012 (unaudited), and December 31, 2011 and 2010

Statements of Operations for the six-month periods ended June 30, 2012 and 2011 (unaudited) and for the years ended December 31, 2011 and 2010

Statements of Net Assets for the six-month period ended June 30, 2012 (unaudited) and for the years ended December 31, 2011 and 2010

Statements of Cash Flows for the six-month periods ended June 30, 2012 and 2011 (unaudited) and for the years ended December 31, 2011 and 2010

Notes to Financial Statements

(b) Pro forma financial information.

Chesapeake Lodging Trust

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011

(d) Exhibits.

Incorporated by reference to the Exhibit Index filed herewith and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2012	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Exhibit Description

23.1	Consent of Ernst & Young LLP

Report of Independent Auditors

To the Owners of W Chicago – Lakeshore

We have audited the accompanying balance sheets of W Chicago – Lakeshore (the Hotel), as of December 31, 2011 and 2010, and the related statements of operations, net assets and cash flows for the years then ended. These financial statements are the responsibility of the Hotel’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Hotel’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Hotel’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel at December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

August 30, 2012

W Chicago – Lakeshore

Balance Sheets

	June 30, 2012	December 31, 2011	December 31, 2010
	(Unaudited)
Assets
Real estate, net	$76,914,261	$78,021,037	$79,547,739
Cash and cash equivalents	107,538	208,611	60,580
Accounts receivable, net	2,556,432	918,679	1,336,725
Inventory	239,965	268,611	205,403
Prepaid expense and other assets	311,894	123,157	101,167

Total assets	$80,130,090	$79,540,095	$81,251,614

Liabilities and net assets
Liabilities:
Accounts payable	$1,627,581	$1,159,478	$1,137,114
Accrued expenses and other liabilities	4,636,902	3,964,871	4,105,259
Due to affiliate	65,541,599	68,685,866	78,559,943

Total liabilities	71,806,082	73,810,215	83,802,316
Net assets	8,324,008	5,729,880	(2,550,702)

Total liabilities and net assets	$80,130,090	$79,540,095	$81,251,614

See accompanying notes.

2

W Chicago – Lakeshore

Statements of Operations

	Six-Month Period Ended		Year Ended
	June 30,	June 30,	December 31,	December 31,
	2012	2011	2011	2010
	(Unaudited)	(Unaudited)
Departmental revenues:
Rooms	$13,042,564	$12,568,203	$28,107,350	$26,410,226
Food and beverage	4,167,614	4,462,099	10,123,801	9,999,912
Other	1,297,891	1,374,138	3,057,950	3,048,122

Total departmental revenues	18,508,069	18,404,440	41,289,101	39,458,260

Departmental expenses:
Rooms	4,017,507	3,926,102	8,188,685	8,047,262
Food and beverage	3,516,327	3,443,860	7,804,008	7,825,562
Other	1,058,706	987,458	2,019,310	1,945,226

Total departmental expenses	8,592,540	8,357,420	18,012,003	17,818,050

Operating expenses:
Administrative and general	1,545,107	1,483,294	3,177,880	3,003,810
Marketing and sales	1,501,772	1,358,558	3,113,026	2,891,718
Depreciation	1,837,113	2,201,898	4,280,865	4,516,004
Property operation and maintenance	834,496	889,437	1,792,754	1,874,957
Utilities	376,969	408,037	786,895	855,702
Real estate and other property taxes	1,018,440	1,563,967	1,377,251	919,193
Other fixed expense	11,096	13,915	24,736	29,022
Insurance	196,408	219,890	443,109	437,758

Total operating expenses	7,321,401	8,138,996	14,996,516	14,528,164

Net income	$2,594,128	$1,908,024	$8,280,582	$7,112,046

See accompanying notes.

3

W Chicago – Lakeshore

Statements of Net Assets

Balance at January 1, 2010	$(9,662,748)
Net income	7,112,046

Balance at December 31, 2010	(2,550,702)
Net income	8,280,582

Balance at December 31, 2011	5,729,880
Net income	2,594,128

Balance at June 30, 2012 (unaudited)	$8,324,008

See accompanying notes.

4

W Chicago – Lakeshore

Statements of Cash Flows

	Six-Month Period Ended		Year Ended
	June 30,	June 30,	December 31,	December 31,
	2012	2011	2011	2010
	(Unaudited)	(Unaudited)
Operating activities
Net income	$2,594,128	$1,908,024	$8,280,582	$7,112,046
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	1,837,113	2,201,898	4,280,865	4,516,004
Bad debt expense	15,761	(19,478)	205	20,892
Changes in operating assets and liabilities:
Accounts receivable, net	(1,653,514)	(854,567)	417,841	(399,799)
Inventory	28,646	(66,747)	(63,208)	(51,097)
Prepaid expense and other assets	(188,737)	(237,870)	(21,990)	83,711
Accounts payable and accrued expenses	1,140,134	1,439,077	(118,024)	(349,477)
Due to/from affiliate	(3,144,267)	(3,138,885)	(9,874,077)	(9,076,339)

Net cash provided by operating activities	629,264	1,231,452	2,902,194	1,855,941

Investing activities
Building improvement costs and equipment purchases	(730,337)	(1,238,977)	(2,754,163)	(1,861,257)

Net cash used in investing activities	(730,337)	(1,238,977)	(2,754,163)	(1,861,257)

Net (decrease) increase in cash and cash equivalents	(101,073)	(7,525)	148,031	(5,316)
Cash and cash equivalents at beginning of period	208,611	60,580	60,580	65,896

Cash and cash equivalents at end of period	$107,538	$53,055	$208,611	$60,580

See accompanying notes.

5

W Chicago – Lakeshore

Notes to Financial Statements

June 30, 2012 (unaudited) and December 31, 2011 and 2010

1. Organization

The financial statements of W Chicago – Lakeshore (the Hotel) present the financial position, results from operations and cash flows of the Hotel’s operations. The Hotel is a full-service, luxury property with 520 guest rooms located at 644 North Lake Shore Drive in Chicago, Illinois.

The Hotel is owned by Starwood Chicago Lakeshore Realty LLC (the Owner), a wholly owned subsidiary of Starwood Hotels & Resorts, Worldwide Inc. (Parent or Starwood).

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared for purposes of enabling Chesapeake Lodging Trust (see Note 7) to comply with certain requirements of the Securities and Exchange Commission. The financial statements of the Hotel are prepared in conformity with U.S. generally accepted accounting principles (GAAP). The financial statements present the assets, liabilities and results of operations of the Hotel, and not of a legal entity.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include the realizability of accounts receivable, useful lives of real estate for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of long-lived assets. Actual results could differ from those estimates.

W Chicago – Lakeshore

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which are as follows:

Classification	Years

Building	40
Building improvements	15
Furniture, fixtures and equipment	3–10

Maintenance, minor repairs and replacements are expensed when incurred. Disposals and abandonments, if any, are recognized at occurrence as a charge to depreciation expense.

The Hotel reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment loss is recognized when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposal is less than its carrying amount. Impairment loss, if any, is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value. No impairment loss has been identified or recorded in the six months ended June 30, 2012, or the years ended December 31, 2011 and 2010.

Cash and Cash Equivalents

Cash and cash equivalents include all cash on hand, cash held in financial institutions and other highly liquid investments with an initial maturity of three months or less when purchased. The cash balance may at times exceed federal depository insurance limits.

W Chicago – Lakeshore

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Revenue Recognition

Hotel income represents revenue derived from room, food, beverage, parking and rental income. Room revenue is recognized as room-stays occur. Food, beverage, and parking revenue are recognized when services have been provided. Other revenue includes rental income on service and retail space, which is recognized over the non-cancelable term of each respective lease on a straight-line basis. Deposits received for future services are recorded within accrued expenses and other liabilities and are recognized as revenue when the services are provided. Ongoing credit evaluations are performed and an allowance for potential credit losses is provided against the portion of accounts receivable that is estimated to be uncollectible. The Hotel recorded $4,881 (unaudited), $2,923, and $20,038 as an allowance for doubtful accounts at June 30, 2012, and December 31, 2011 and 2010, respectively, which is included in accounts receivable net on the accompanying balance sheets.

Income Taxes

The Owner is a limited liability company (LLC) and under the existing provisions of the Internal Revenue Code, income and losses of the LLC flow through to the member of the LLC; accordingly, no provision for income taxes has been provided for in the accompanying financial statements of the Hotel.

Risks and Uncertainties

The Company is exposed to the credit worthiness of its guests and tenants. The Company manages these risks, regularly evaluating the risk exposure and taking the appropriate measures to mitigate the risks.

Fair Value of Financial Instruments

As cash equivalents have maturities of less than three months, the carrying value of cash and cash equivalents approximates fair value. The fair values of the Hotel’s other financial instruments (including such items in the financial statement captions as accounts receivable, accounts payable and accrued expenses and other liabilities approximate their carrying values based on their nature and terms.

W Chicago – Lakeshore

Notes to Financial Statements (continued)

3. Real Estate

Real estate as of June 30, 2012 (unaudited) and December 31, 2011 and 2010, is comprised of the following:

	June 30, 2012	December 31, 2011	December 31, 2010
	(Unaudited)

Land and land improvements	$11,845,142	$11,845,142	$11,761,543
Building and building improvements	91,819,233	91,779,553	87,788,964
Furniture, fixtures and equipment	22,907,410	22,557,287	22,163,919
Construction in progress	1,438,639	1,098,105	2,811,498

Total real estate	128,010,424	127,280,087	124,525,924
Accumulated depreciation	(51,096,163)	(49,259,050)	(44,978,185)

Real estate, net	$76,914,261	$78,021,037	$79,547,739

4. Related-Party Transactions

Starwood sweeps all funds from operations into a centralized banking system and then funds cash for operations as needed. The Hotel incurs charges which are included in the accompanying statements of operations for services, programs and allocated costs from Starwood. Additionally, the Hotel reimburses Starwood for salary, related benefits and employment costs of Starwood employees who work for the Hotel. The financial statements reflect net due to affiliate balances as a result of these transactions of $65,541,599 (unaudited) as of June 30, 2012, and $68,685,866 and $78,559,943 as of December 31, 2011 and 2010, respectively.

5. Rental Income

The Owner leases space in the Hotel to a service and retail company under an operating lease which expires in October 2015. Future minimum lease payments under the non-cancelable operating lease are as follows:

W Chicago – Lakeshore

Notes to Financial Statements (continued)

Years Ending December 31:
2012	$211,652
2013	215,885
2014	220,203
2015	224,607

Total	$872,347

6. Commitments and Contingencies

Litigation

The Hotel is subject to legal proceedings and claims that arise in the normal course of business. As of June 30, 2012 and December 31, 2011 and 2010, management is not aware of any asserted or pending litigation or claims against the Hotel that it expects to have a material adverse effect on the Hotel’s financial condition, results of operations or liquidity.

7. Subsequent Events

On August 5, 2012, the Owner entered into a definitive agreement with Chesapeake Lodging Trust for the sale of the Hotel for $126 million. The sale closed on August 21, 2012.

The Hotel evaluated subsequent events through August 30, 2012, which is the date the financial statements were available to be issued.

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF CHESAPEAKE LODGING TRUST

On August 21, 2012, Chesapeake Lodging Trust (the “Trust”) acquired the 520-room W Chicago – Lakeshore in Chicago, Illinois for a purchase price of $126.0 million, plus customary pro-rated amounts and closing costs.

The following unaudited pro forma balance sheet as of June 30, 2012 reflects the acquisition of the W Chicago – Lakeshore as if the acquisition had occurred on that date. The unaudited pro forma balance sheet also includes a pro forma adjustment for the preferred share offering completed on July 17, 2012 as it is needed to present the funding of the acquisition on June 30, 2012.

The following unaudited pro forma statements of operations for the six months ended June 30, 2012 and the year ended December 31, 2011 reflect the acquisition of the W Chicago – Lakeshore and the completion of the preferred share offering described above as if both had occurred on January 1, 2011. The unaudited pro forma statement of operations for the year ended December 31, 2011 also includes pro forma adjustments for the acquisitions of the W Chicago – City Center (acquired on May 10, 2011), the Courtyard Washington Capitol Hill/Navy Yard (acquired on June 30, 2011), and the Denver Marriott City Center (acquired on October 3, 2011), all deemed to be significant acquisitions under Rule 3-05 of Regulation S-X, for the common share offering completed on March 4, 2011, and for the debt assumed in conjunction with the acquisition of the Courtyard Washington Capitol Hill/Navy Yard, as if all transactions had been completed on January 1, 2011.

The unaudited pro forma financial information does not purport to represent what the Trust’s results of operations or financial condition would actually have been if the completion of these transactions had in fact occurred at the beginning of the periods presented, or to project the Trust’s results of operations or financial condition for any future period. In addition, the unaudited pro forma financial information is based upon available information and upon assumptions and estimates, some of which are set forth in the notes to the unaudited pro forma financial statements, which the Trust believes are reasonable under the circumstances. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Trust’s audited financial statements included in its 2011 Annual Report on Form 10-K.

CHESAPEAKE LODGING TRUST

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2012

(in thousands, except share data)

	Historical Chesapeake Lodging Trust	Preferred Share Offering (1)	Acquisition of W Chicago – Lakeshore (2)	Pro Forma Chesapeake Lodging Trust

ASSETS
Property and equipment, net	$877,696	$—	$126,000	$1,003,696
Intangible assets, net	39,682	—	—	39,682
Cash and cash equivalents	19,908	—	—	19,908
Restricted cash	17,665	—	—	17,665
Accounts receivable, net	11,816	—	1,097	12,913
Prepaid expenses and other assets	13,271	—	478	13,749
Deferred financing costs	4,479	—	—	4,479

Total assets	$984,517	$—	$127,575	$1,112,092

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$419,658	$(120,623)	$125,860	$424,895
Accounts payable and accrued expenses	27,442	—	2,693	30,135
Other liabilities	22,196	—	—	22,196

Total liabilities	469,296	(120,623)	128,553	477,226

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; no shares (actual) and 5,000,000 shares (pro forma) issued and outstanding	—	50	—	50
Common shares, $.01 par value; 400,000,000 shares authorized; 32,133,386 shares issued and outstanding	321	—	—	321
Additional paid-in capital	544,804	120,573	—	665,377
Cumulative dividends in excess of net income	(28,804)	—	(978)	(29,782)
Accumulated other comprehensive loss	(1,100)	—	—	(1,100)

Total shareholders’ equity	515,221	120,623	(978)	634,866

Total liabilities and shareholders’ equity	$984,517	$—	$127,575	$1,112,092

Footnote:

(1)	Reflects the proceeds, net of underwriting fees and offering costs, from the Trust’s preferred share offering completed on July 17, 2012. The Trust used the net proceeds to repay outstanding borrowings under its revolving credit facility.
(2)	Reflects the acquisition of the W Chicago – Lakeshore as if it had occurred on June 30, 2012 for $124,920 and was funded by borrowing under the Trust’s revolving credit facility. The pro forma adjustment reflects the following:

Cash paid of $978 for hotel acquisition costs;

Proceeds from borrowing under the revolving credit facility of $125,860;

Purchase of land, building, and furniture, fixtures and equipment of $126,000; and

Assumption of net working capital deficit of $1,080, including hotel cash acquired of $38.

CHESAPEAKE LODGING TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012

(in thousands, except share and per share data)

	Historical Chesapeake Lodging Trust	Acquisition of W Chicago – Lakeshore (1)	Pro Forma Adjustments		Pro Forma Chesapeake Lodging Trust
REVENUE
Rooms	$89,762	$13,042	$—		$102,804
Food and beverage	23,811	4,168	—		27,979
Other	3,743	1,298	—		5,041

Total revenue	117,316	18,508	—		135,824

EXPENSES
Hotel operating expenses:
Rooms	20,677	4,018	—		24,695
Food and beverage	17,382	3,516	—		20,898
Other direct	1,836	1,059	—		2,895
Indirect	39,600	5,484	—		45,084

Total hotel operating expenses	79,495	14,077	—		93,572
Depreciation and amortization	13,207	1,837	(456	) (2)	14,588
Air rights contract amortization	260	—	—		260
Corporate general and administrative:
Share-based compensation	1,565	—	—		1,565
Hotel acquisition costs	443	—	—		443
Other	4,031	—	—		4,031

Total operating expenses	99,001	15,914	(456)		114,459

Operating income	18,315	2,594	456		21,365

Interest income	22	—	—		22
Interest expense	(10,190)	—	(92	) (3)	(10,282)

Income before income taxes	8,147	2,594	364		11,105

Income tax benefit (expense)	110	—	(89	) (4)	21

Net income	8,257	2,594	275		11,126

Preferred share dividends	—	—	(4,844	) (5)	(4,844)

Net income (loss) available to common shareholders	$8,257	$2,594	$(4,569)		$6,282

Net income available per share – basic and diluted	$0.26				$0.19

Weighted-average number of common shares outstanding – basic and diluted	31,892,431				31,892,431

Footnotes:

(1)	Reflects the results of operations of the W Chicago – Lakeshore for the six months ended June 30, 2012.
(2)	Reflects adjustment to depreciation expense based on the Trust’s cost basis in the acquired hotel and its accounting policy for depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally 40 years for building and seven years for furniture, fixtures and equipment.
(3)	Reflects adjustment for interest expense related to a borrowing under the revolving credit facility in conjunction with the acquisition of the W Chicago – Lakeshore.
(4)	Reflects adjustment to record pro forma income taxes related to the Trust’s taxable REIT subsidiary as if the acquisition had occurred on January 1, 2011.
(5)	Reflects adjustment to record dividends accrued on 5,000,000 7.75% Series A Preferred Shares as if the preferred share offering had occurred on January 1, 2011.

CHESAPEAKE LODGING TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(in thousands, except share and per share data)

	Historical Chesapeake Lodging Trust	Previous Hotel Acquisitions Adjustment (1)	Acquisition of W Chicago – Lakeshore (2)	Pro Forma Adjustments		Pro Forma Chesapeake Lodging Trust
REVENUE
Rooms	$128,730	$30,162	$28,107	$—		$186,999
Food and beverage	37,781	11,175	10,124	—		59,080
Other	5,680	1,159	3,058	—		9,897

Total revenue	172,191	42,496	41,289	—		255,976

EXPENSES
Hotel operating expenses:
Rooms	30,110	6,863	8,189	—		45,162
Food and beverage	27,682	7,406	7,804	—		42,892
Other direct	2,785	577	2,019	—		5,381
Indirect	55,550	15,525	10,715	—		81,790

Total hotel operating expenses	116,127	30,371	28,727	—		175,225
Depreciation and amortization	18,382	7,266	4,281	(3,975	) (3)	25,954
Air rights contract amortization	520	—	—	—		520
Corporate general and administrative:
Share-based compensation	3,094	—	—	—		3,094
Hotel acquisition costs	5,081	—	—	(2,638	) (4)	2,443
Other	6,902	—	—	—		6,902

Total operating expenses	150,106	37,637	33,008	(6,613)		214,138

Operating income	22,085	4,859	8,281	6,613		41,838

Interest income	145	—	—	—		145
Interest expense	(12,868)	(2,305)	—	(2,711	) (5)	(17,884)
Loss on early extinguishment of debt	(208)	—	—	—		(208)

Income before income taxes	9,154	2,554	8,281	3,902		23,891

Income tax expense	(118)	—	—	(494	) (6)	(612)

Net income	9,036	2,554	8,281	3,408		23,279

Preferred share dividends	—	—	—	(9,688	) (7)	(9,688)

Net income (loss) available to common shareholders	$9,036	$2,554	$8,281	$(6,280)		$13,591

Net income available per share – basic and diluted	$0.31					$0.42

Weighted-average number of common shares outstanding – basic and diluted	29,413,841					31,790,280 (8)

Footnotes:

(1)	Reflects the results of operations of the W Chicago – City Center, Courtyard Washington Capitol Hill/Navy Yard, and the Denver Marriott City Center for the periods prior to their acquisition.
(2)	Reflects the results of operations of the W Chicago – Lakeshore for the year ended December 31, 2011.
(3)	Reflects adjustment to depreciation expense based on the Trust’s cost basis in the acquired hotels and its accounting policy for depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally 40 years for building and seven years for furniture, fixtures and equipment.
(4)	Reflects removal of historical transaction costs related to the acquisitions of the W Chicago – City Center, the Courtyard Washington Capital Hill/Navy Yard, and the Denver Marriott City Center.
(5)	Reflects removal of historical interest expense related to debt not assumed in conjunction with the acquisition of the Denver Marriott City Center and includes adjustment for interest expense related to borrowings under the Trust’s revolving credit facility in conjunction with the acquisitions of the W Chicago – City Center, the Courtyard Washington Capitol Hill/Navy Yard, the Denver Marriott City Center, and the W Chicago – Lakeshore.
(6)	Reflects adjustment to record pro forma income taxes related to the Trust’s taxable REIT subsidiary as if all acquisitions had occurred on January 1, 2011.
(7)	Reflects adjustment to record dividends accrued on 5,000,000 7.75% Series A Preferred Shares as if the preferred share offering had occurred on January 1, 2011.
(8)	Reflects number of common shares issued and outstanding as if the Trust’s common share offering had occurred on January 1, 2011.